Asset Impairment Charges	12 Months Ended
Dec. 31, 2013
Asset Impairment Charges
Asset Impairment Charges

5. Asset Impairment Charges

        In accordance with ASC 360, our inventories and other long-lived assets are carried at cost unless events and circumstances indicate that the carrying value of the underlying asset may not be recoverable. We evaluate and assess all such long-lived assets for recoverability on a quarterly basis to determine if impairment charges to write down individual assets are warranted. During the year ended December 31, 2011, adverse economic changes within the homebuilding and real estate industry and other interrelated factors led us to record impairment charges for certain of our inventories and other long-lived assets. The estimated future cash flows used to determine the fair value of affected real estate and amenities assets were negatively impacted by changes in market conditions at that time, including decreased sales prices, changes in absorption estimates and market demand, all of which led to the impairment charges in 2011. We used, among other things, unobservable inputs, as contemplated under Level 3 of the GAAP fair value hierarchy (Note 13), to record impairment charges of $11.4 million on six land parcels ($10.0 million in our Homebuilding reportable segment) and three amenities assets ($1.4 million in our Amenities reportable segment), resulting in an aggregate fair value for those assets of $17.6 million after recognizing such impairment charges. There were no long-lived asset impairment charges during the years ended December 31, 2013 and 2012.

        In the event that market conditions or the Company's operations were to deteriorate in the future, additional impairment charges may be necessary and they could be significant.